AMENDED AND RESTATED BYLAWS

                                         OF

                            MIRAGE RESORTS, INCORPORATED

                               (a Nevada Corporation)



                                      ARTICLE I

                                       Offices

               Section 1. Principal Executive Office. The principal executive office of the corporation shall be located at 3400 Las Vegas Boulevard South, Las Vegas, Clark County, Nevada 89109. The board of directors is hereby granted full power and authority to change said principal executive office from one location to another. Any such change shall be noted on the by-laws by the secretary, opposite this Section, or this Section may be amended to state the new location.

               Section 2. Other Offices. Other business offices may at any time be established by the board of directors at such other places both within and without the State of Nevada as the board of directors may from time to time determine or the business of the corporation may require.



                                     ARTICLE II

                              Meetings of Stockholders

               Section 1. Place of Meetings. All annual or other meetings of stockholders shall be held at the principal executive office of the corporation, or at any other place within or without the State of Nevada which may be designated by the board of directors and stated in the notice of the meeting.

               Section 2. Annual Meetings. Annual meetings shall be held at such date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting. At such meetings, directors shall be elected, reports of the affairs of the corporation shall be considered and any other business may be transacted which is within the powers of the stockholders.

               Section 3. Special Meetings. Subject to the rights of the holders of any series of stock having a preference over the common stock of the corporation as to dividends or upon liquidation ("Preferred Stock") with respect to such series of Preferred Stock, special meetings of the stockholders may be called only by the chairman of the board, or by the board of directors pursuant to a resolution adopted by a majority of the total number of directors which the corporation would have if there were no vacancies.




                                     EXHIBIT 99

               Section 4. Notice of Meetings of Stockholders and Delivery of Reports to Stockholders. Written notice of any meeting of stockholders shall be given to each stockholder entitled to vote and a copy of each report to the stockholders shall be given to each stockholder, in each case either personally or by mail or other means of written communication, charges prepaid, addressed to such stockholder at his address appearing on the books of the corporation or given by him to the corporation for the purpose of notice. If any notice or report addressed to the stockholder at the address of such stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the stockholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if such notice or report shall be available for the stockholder upon written demand of the stockholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice or report to all other stockholders. If a stockholder gives no address, notice or a report shall be deemed to have been given to such stockholder if sent by mail or other means of written communication addressed to the place where the principal executive office of the corporation is situated, or if published at least once in a newspaper of general circulation in the county in which the principal executive office is located.

               All such notices of meetings shall be given to each stockholder entitled thereto not less than 10 days nor more than 60 days before each meeting, and all such reports shall be given to each stockholder entitled thereto at the times provided in
          Section 3 of Article VII of the bylaws or as otherwise provided by applicable law. Any such notice or report shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any such notice or report in accordance with the provisions of this Section, executed by a responsible employee or any agent of the corporation, shall be prima facie evidence of the giving of the notice or report.

               Each such notice shall specify:

               (a)  the place, the date and the hour of the meeting;

               (b) in the case of special meetings, the nature of the business to be transacted (and no other business may be transacted at such meeting);

               (c) in the case of annual meetings, those matters which the board of directors, at the time of the mailing of the notice, intends to present for action by the stockholders;

               (d) if directors are to be elected, the names of nominees intended at the time of the notice to be presented by the board of directors or management for election; and

               (e) such other matters, if any, as may be expressly required by applicable law.

               Section 5. Quorum and Adjournment. Except as otherwise provided by law or by the articles of incorporation, the holders of a majority of the outstanding shares of the corporation entitled to vote generally in the election of directors, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. The chairman of the meeting or a majority of the shares so represented may adjourn the meeting from time to time, whether or not there is such a quorum. No notice of the time and place of adjourned meetings need be given except as required by law. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

               Section 6.  Notice of Stockholder Business and Nominations.


                           (A)  Annual  Meetings   of   Stockholders.   (a)
               Nominations  of  persons  for  election  to  the  board   of
               directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the corporation's notice of meeting, (ii) by or at the direction of the board of directors or (iii) by any stockholder who was a stockholder of record at the time of giving of notice provided for in this bylaw, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this bylaw.

                                (b)  For nominations or other  business  to
                    be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph
                    (A)(a)of this bylaw, the stockholder must have given timely notice thereof in writing to the secretary of the corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the secretary at the principal executive office of the corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (i) as to each person who the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (I) the name and address of such stockholder as they appear on the corporation's books, and of such beneficial owner and (II) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

                               (c)  Notwithstanding anything in the  second
                    sentence of paragraph (A)(b) of this bylaw to the contrary, in the event that the number of directors to be elected to the board of directors is increased and there is no public announcement by the corporation naming all of the nominees for director or specifying the size of the increased board of directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

                     (B) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation's notice of meeting. Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the corporation's notice of meeting, (ii) by or at the direction of the board of directors or (iii) provided that the board of directors has determined that directors shall be elected at such meeting, by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for in this bylaw, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this bylaw. In the event that the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the board of directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the corporation's notice of meeting, if the stockholder's notice required by paragraph (A)(b) of this bylaw shall be delivered to the secretary at the principal executive office of the corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

               Section 7. Voting. Pursuant to Section 1 of Article VI of the bylaws, the board of directors may fix a record date for the determination of the stockholders entitled to vote at any meeting of stockholders.

               Unless the articles of incorporation provide for more or less than one vote per share, each outstanding share, regardless of class, shall be entitled to one vote on each matter on which such share is entitled to be voted. Any holder of shares entitled to vote on any matter may vote part of his shares in favor of the proposal and refrain from voting the remaining shares or (except in voting upon election of directors) vote them against the proposal, but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares such stockholder is entitled to vote. Voting by the stockholders may be a voice vote or by ballot; provided, however, that all elections for directors must be by ballot upon demand made by a stockholder at the meeting and before the voting begins.

               Except as otherwise  provided in the  last two sentences  of
          Section 5 of this Article II:

               (a) the affirmative vote of a majority of the shares actually voted for or against a matter at a duly held meeting at which a quorum is present (without giving effect to abstentions and broker non-votes) shall be the act of the stockholders, unless the vote of a greater number or voting by classes is required for such act by applicable law, the articles of incorporation or the bylaws; and

               (b) in the election of directors, subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the candidates receiving the highest number of affirmative votes of shares entitled to be voted, up to the number of directors to be elected by such shares, shall be elected. Votes against a candidate for director and votes withheld shall have no legal effect.

               If the articles of incorporation provide for more or less than one vote for any share on any matter, the references in this Section and in Section 5 of this Article II to a majority or other proportion of shares means, as to such matter, a majority or other proportion of the votes entitled to be cast by such shares.

               Section 8. Validation of Defectively Called or Noticed Meetings. The transactions of any meeting of stockholders, annual or special, however called and noticed and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present pursuant to
          Section 5 of this Article II, either in person or by proxy, and if, either before or after the meeting, each of the following persons signs a written waiver of notice, a consent to the holding of such meeting or an approval of the minutes thereof:

                           (a) any person entitled to vote at the meeting not present at the meeting in person or by proxy;

                           (b) any person who, though present, has, at the beginning of the meeting, properly objected to the transaction of any business because the meeting was not lawfully called or convened; or

                           (c) any person who, though present, during the meeting has properly objected to the consideration of particular matters of business required by the Nevada General Corporation Law or the bylaws or otherwise to be included in the notice of the meeting, but not so included.

                           Except as otherwise provided in the articles  of
               incorporation, neither the business to be transacted at, nor the purpose of, any annual or special meeting of stockholders need be specified in any written waiver of notice, consent to the holding of the meeting or approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

               Section 9.  Action Without Meeting.

                           (a) Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any action required or permitted to be taken by the stockholders must be effected at an annual or special meeting of stockholders of the corporation and may not be effected by any consent in writing by such stockholders.

                           (b) Stockholders may not participate in a meeting of stockholders by means of a telephone conference or any similar method of communication by which all persons participating in the meeting can hear each other. Participation in a meeting must be in person or by proxy.

               Section 10. Proxies.

                           (a) At any meeting of stockholders, any stock-holder may designate another person or persons to act as a proxy or proxies. If any stockholder designates two or more persons to act as proxies, a majority of those persons present at the meeting or, if only one is present, then that one, has and may exercise all of the powers conferred by the stockholder upon all of the persons so designated unless the stockholder provides otherwise.

                           (b) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to subsection (a), the following constitute valid means by which a stockholder may grant such authority:

                                (i)  a  stockholder may execute  a  writing
                      authorizing another person or persons to act for him as proxy. Execution may be accomplished by the signing of the writing by the stockholder or his authorized officer, director, employee or agent or by causing the signature of the stockholder to be affixed to the writing by any reasonable means,
                      including,   but   not   limited   to,  a   facsimile
                      signature; or

                                (ii)  a  stockholder may  authorize another
                      person or persons to act for him as proxy by trans-mitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a firm which solicits proxies or like agent who is authorized by the person who will be the holder of the proxy to receive the transmission. Any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that the telegram, cablegram or other electronic transmission is valid, the persons appointed by the corporation to count the votes of stockholders and determine the validity of proxies
                      and   ballots   or   other   persons   making   those
                      determinations must specify the information upon which they relied.

                      (c) Any copy, communication by telecopier or other reliable reproduction of the writing or transmission created pursuant to subsection (b) may be substituted for the original writing or transmission for any purpose for which the original writing or transmission could be used, if the copy, communication by telecopier or other reproduction is a complete reproduction of the entire original writing or transmission.

                      (d) No such proxy is valid after the expiration of six months from the date of its creation, unless it is coupled with an interest, or unless the stockholder specifies in it the length of time for which it is to continue in force, which may not exceed seven years from the date of its creation. Subject to these restrictions, any proxy properly created is not revoked and continues in full force and effect until another instrument or transmission revoking it or a properly created proxy bearing a later date is filed with or transmitted to the secretary of the corporation or another person or persons appointed by the corporation to count the votes of stockholders and determine the validity of proxies and ballots.

               Section 11. Inspectors of Election. In advance of any meeting of stockholders, the board of directors may appoint any persons other than nominees for office as inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election are not so appointed, the chairman of any such meeting may, and on the request of any stockholder or his proxy shall, make such appointment at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more stockholders or their respective proxies, the majority of shares entitled to vote represented in person or by proxy shall determine whether one or three inspectors are to be appointed. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may, and on the request of any stockholder or a proxy of any stockholder entitled to vote shall, be filled by appointment by the board of directors in advance of the meeting, or at the meeting by the chairman of the meeting.

               The duties of such inspectors shall include: determining the number of shares outstanding and the voting power of each; the shares represented at the meeting; the existence of a quorum; the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining when the polls shall close; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all stockholders. In the determination of the validity and effect of proxies, the dates contained on the forms of proxy shall presumptively determine the order of execution of the proxies, regardless of the postmark dates on the envelopes in which they are mailed.

               The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

               Section 12. Presiding Officer; Order of Business; Conduct of Meeting.

                           (a) Meetings of the stockholders shall be pre-sided over by such person as shall be designated by the board of directors or, if no designation is made, then by the chairman of the board of directors, or if there is no chairman of the board of directors, then the president. The secretary of the corporation, or in his absence, an assistant secretary, shall act as secretary of the meeting.

                           (b)  Subject to the   following,   meetings   of
               stockholders  shall  generally  follow  accepted  rules   of
               parliamentary procedure.

                                (i)  The chairman of the meeting shall have
                           absolute authority over matters of procedure and
                      there shall be no appeal from the ruling of the chairman. If the chairman, in his absolute discretion, deems it advisable to dispense with the rules of parliamentary procedure as to any one meeting of stockholders or a part thereof, the chairman shall so state and shall clearly state the rules under which the meeting or appropriate part thereof shall be conducted.

                                (ii)  The chairman may ask or require  that
                      anyone not a bona fide stockholder or proxyholder leave the meeting.

                                (iii)  A  resolution or motion, if not con-
                      tained in the corporation's notice of meeting, shall only be considered for a vote if proposed by a stockholder or duly authorized proxyholder, and seconded by an individual, who is a stockholder or duly authorized proxyholder, other than the individual who proposed the resolution or motion.

                                     ARTICLE III

                                      Directors

               Section 1.  Powers.    Subject  to  the limitations  of  the
          Nevada General Corporation Law and any limitations in the articles of incorporation relating to action required to be authorized or approved by the stockholders, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board


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

          of directors.   Without  prejudice to  such general  powers,  but
          subject to the same limitations, it is hereby expressly declared that the directors shall have the following powers:

                       First -  To  select  and  remove all  the  officers,
               agents and employees of the corporation; prescribe such powers and duties for them as may not be inconsistent with applicable law, the articles of incorporation or the bylaws; fix their compensation and require from them security for faithful service.

                       Second - To conduct, manage and  control the affairs
               and business of the corporation, and to make such rules and regulations therefor, not inconsistent with applicable law, the articles of incorporation or the bylaws, as they may deem appropriate.

                       Third - To change the principal  executive office of
               the corporation from one location to another as provided  in
               Section 1 of Article I of the bylaws; to fix and locate from time to time one or more subsidiary offices of the corporation within or without the State of Nevada, as provided in Section 2 of Article I of the bylaws; to designate any place within or without the State of Nevada for the holding of any stockholders' meeting or meetings; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock and to alter the form of such seal and of such certificates from time to time, as in their judgment they may deem appropriate, provided such seal and such certificates shall at all times comply with the provisions of applicable law.

                       Fourth - To authorize  the issue of shares  of stock
               of the corporation from time to time, upon such terms as may be lawful.

                       Fifth - To borrow  money and incur  indebtedness for
               the purposes of the corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and security therefor.

               Section 2. Number and Qualification of Directors. The number of directors of the corporation shall not be less than three nor more than 11 until changed by amendment of the articles of incorporation and by a bylaw amending this Section. The exact number of directors shall be fixed from time to time, within the limits specified in the articles of incorporation and in this Section, by a resolution adopted by the board of directors.

               Subject to the foregoing provisions for changing the number of directors, the number of directors of this corporation has been fixed at eight.

               Section 3. Election and Term of Office. The board of directors shall be divided into three classes, as nearly as equal in numbers as the then total number of directors constituting the entire board permits, with the term of office of one class expiring each year. At the first regular election of directors following the effectiveness of this Section 3, (i) directors of the first class shall be elected to hold office until the next succeeding annual meeting of stockholders, and until their respective successors have been elected and qualified, (ii) directors of the second class shall be elected to hold office until the second succeeding annual meeting of stockholders, and until their respective successors have been elected and qualified and (iii) directors of the third class shall be elected to hold office until the third succeeding annual meeting of stockholders, and until their respective successors have been elected and qualified. Directors shall be elected at each annual meeting of stockholders, but if any such annual meeting is not held or directors are not elected thereat, directors may be elected at any special meeting of stockholders held for that purpose. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which such director was elected, and until a successor has been elected and qualified, subject to the Nevada General Corporation Law and the provisions of the bylaws with respect to vacancies on the board of directors.

               Section 4.  Vacancies.

                          (a) A vacancy on the board of directors shall be deemed to exist in case of the death, resignation or removal of any director, if the authorized number of directors is increased or if the stockholders fail, at any annual or special meeting of stockholders at which any director or directors are to be elected, to elect the full authorized number of directors to be voted for at that meeting.

                          (b) Except as otherwise provided in the articles of incorporation, any or all of the directors may be removed with or without cause if such removal is approved by the affirmative vote of at least two-thirds of the outstanding shares entitled to vote on the election of directors, provided that when by the provisions of the articles of incorporation the holders of the shares of any class or series, voting as a class or series, are entitled to elect one or more directors, any director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

                          No  reduction in the  authorized number or classes
               of directors shall have the effect of removing any director prior to the expiration of his term of office.

                          (c) Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the board of directors accepts the resignation of a director tendered to take effect at a future time, the board of directors shall have power to elect a successor to take office when the resignation is to become effective.

                          (d) Vacancies in the board of directors may be filled (i) by the affirmative vote of a majority of the directors then in office present at a duly held meeting at which a quorum is present or the unanimous written consent of the directors then in office or (ii) if the number of directors then in office is less than a quorum, by the unanimous written consent of the directors then in office, or the affirmative vote of a majority of the directors then in office at a duly held meeting of such directors or a sole remaining director; and each director so elected shall hold office until his successor is elected and qualified. The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. Any such election by written consent shall require the consent of holders of a majority of the outstanding shares entitled to vote for the election of such directors.

               Section 5. Annual Meeting. Immediately following each annual meeting of stockholders, the board of directors shall hold a regular meeting at the place of said annual meeting, or at such other place as shall be fixed by the board of directors, for the purpose of organization, election of officers and the transaction of other business. Call and notice of such meetings are hereby dispensed with.

               Section 6. Other Regular Meetings. Other regular meetings of the board of directors shall be held during each year, at such times and places as the board of directors may from time to time provide by resolution, either within or without the State of Nevada, without other notice than such resolution.

               Section 7. Special Meetings. Special meetings of the board of directors for the purpose of taking any action permitted by the directors under the Nevada General Corporation Law and the articles of incorporation may be called at any time by the chairman of the board, the president, the secretary or any two directors. Notice of the date, hour and place of special meetings shall be given to each director (a) personally or by telephone, telegraph or facsimile transmission, in each case at least 24 hours prior to the holding of the meeting or (b) by first class mail, charges prepaid, addressed to him at his address as it is shown upon the records of the corporation or, if it is not so shown on such records and is not readily ascertainable,  at  the  place  at  which  the  meetings  of  the directors are regularly held, at least two days prior to the holding of the meeting. Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mail, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means to the recipient. Oral notice shall be deemed to have been given at the time it is communicated, in person or by telephone, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient. Any notice shall state the date, place and hour of the meeting and may, but shall not be required to, state the general nature of the business to be transacted.

               Section 8. Waiver of Defectively Called or Noticed Meetings. Notice of a meeting need not be given to a director who signs a waiver of notice, or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior to or at the commencement of the meeting, the lack of proper notice to him. Any such waiver or consent shall state the date, place and hour of the meeting, but need not specify the purpose of the meeting. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

               Section 9. Place of Meeting. Regular and special meetings of the board of directors shall be held at any place within or without the State of Nevada which has been designated from time to time by resolution of the board of directors. In the absence of such designation, regular and special meetings shall be held at the principal executive office of the corporation.

               Section 10. Action at a Meeting: Quorum and Required Vote. Presence in person of a majority of the authorized number of directors at a meeting of the board of directors constitutes a quorum for the transaction of business, except as hereinafter provided. Members of the board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting as permitted by the preceding sentence constitutes presence in person at such meeting. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, unless a greater number, or the same number after disqualifying one or more directors from voting, is required by the Nevada General Corporation Law, the articles of incorporation or the bylaws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of a director, provided that any action taken is approved by at least a majority of the required quorum for such meeting.

               Section 11. Adjournment. A majority of the directors present at any meeting, whether or not a quorum is present, may adjourn any meeting of the board of directors to meet again at a stated date, hour and place. If any meeting is adjourned for more than 48 hours, notice of any adjournment to another date, hour or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of adjournment. Otherwise, notice of the date, hour and place of holding an adjourned meeting need not be given to absent directors if the date, hour and place are fixed at the meeting adjourned.

               Section 12. Action Without Meeting. Any action by the board of directors may be taken without a meeting if all members of the board of directors shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the board of directors and shall have the same force and effect as a unanimous vote of the directors.

               Section 13. Committees of the Board. By resolution adopted by the board of directors, the board of directors may designate an executive committee, an audit committee and such other committees as it shall determine, each consisting of at least one director and which may include one or more other persons who need not be directors, to serve at the pleasure of the board of directors, and prescribe the manner in which proceedings of such committees shall be conducted. The appointment of members or alternate members of a committee shall be made by a majority vote of the board of directors. For purposes of the bylaws, the term "audit committee" shall mean any committee of the board of directors to which is delegated the function of periodically reviewing the financial condition, and the results of audit examinations, of the corporation with the corporation's independent public accountants. The audit committee, if appointed, shall not include any officer or employee of the corporation or its subsidiaries unless the board of directors shall specifically designate an officer or employee to serve on such committee. Unless the board of directors shall otherwise prescribe the manner of proceedings of any such committee, meetings of such committee may be scheduled in advance, in which case call and notice of any such meetings are hereby dispensed with, and may be called at any time by any member thereof; otherwise, the provisions of the bylaws with respect to notice and conduct of meetings of the board of directors shall govern. Any such committee, to the extent provided in a resolution of the board of directors, may have all of the authority of the board of directors, except with respect to:

                       (a) the approval of any action for which the Nevada General Corporation Law, the articles of incorporation or the bylaws also requires approval of the stockholders;

                       (b) the filling of vacancies on the board of directors or on any committee;

                       (c) the fixing of compensation of the directors for serving on the board of directors or on any committee;

                       (d)  the adoption, amendment or repeal of bylaws;

                       (e) the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

                       (f) any distribution to the stockholders, except at a rate or in a periodic amount or within a range determined by the board of directors; and

                       (g) the appointment of other committees of the board of directors or the members thereof.

               Section 14. Compensation. Directors, and members of any committee of the board of directors, shall be entitled to such compensation for their services as directors and members of any such committee as shall be fixed from time to time by resolution of the board of directors and shall also be entitled to reimbursement for any reasonable expenses incurred in attending such meetings. Any director receiving compensation under these provisions shall not be barred from serving the corporation in any other capacity and receiving compensation for such other services.

               Section 15. Transfer Agents and Registrars. The board of directors may appoint one or more transfer agents and one or more registrars, either domestic or foreign, at such times and places as the requirements of the corporation may necessitate.

                                     ARTICLE IV

                                      Officers

               Section 1. Officers. The officers of the corporation shall be a president, a secretary and a treasurer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, a chief financial officer, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article IV. One person may hold any two or more offices.

               Section 2. Election. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article IV, shall be chosen annually by the board of directors; provided, however, that each officer of the corporation shall hold his office at the pleasure of the board of directors, or until he shall resign or shall become disqualified to serve, or until his successor shall be elected and qualified, subject, in each case, to the rights, if any, of the corporation and any such officer under any contract of employment between the corporation and the officer.

               Section 3. Subordinate Officers, Etc. The board of directors may appoint, and may empower the chairman of the board, the president or any vice president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as provided in the bylaws or as the board of directors may from time to time determine.

               Section 4.  Removal and Resignation.

                          (a) Any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors, subject, in each case, to the rights, if any, of an officer under any contract of employment with the corporation.

                          (b) Any officer may resign at any time by giving written notice to the board of directors, the president or the secretary of the corporation, without prejudice, however, to the rights, if any, of the corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

               Section 5. Vacancies. A vacancy in any office as a result of any cause shall be filled in the manner prescribed in the bylaws for regular appointments to such office.

               Section 6. Chairman of the Board. The chairman of the board, if there shall be such an officer, shall be elected from among the directors and shall, if present, preside at all meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the bylaws.

               Section 7. President. Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence of the chairman of the board, or if there be none, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the bylaws.

               Section 8. Vice President(s). In the absence or disability of the president, the vice presidents in order of their rank as fixed by the board of directors or, if not ranked, the vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as are incident to the office of corporate vice president and as from time to time may be prescribed for them respectively by the board of directors or the bylaws.

               Section 9. Secretary. The secretary shall record or cause to be recorded, and shall keep or cause to be kept, at the principal executive office and such other place or places as the board of directors may order, a book of minutes of actions taken at all meetings of, and by all written consents of, directors and stockholders, together with, in the case of meetings, the time and place of holding, whether regular or special and, if special, how authorized, the notice thereof given, the names of those present at meetings of the board of directors, the number of shares present or represented at meetings of stockholders and the proceedings thereof. The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, a stock ledger, or a duplicate stock ledger, showing the names of the stockholders, alphabetically arranged, and their addresses, the number and classes of shares held by each, the number and date of certificates issued for such shares and the number and date of cancellation of every certificate surrendered for cancellation. If the stock ledger or duplicate stock ledger is kept at the office of the corporation's transfer agent or registrar, a statement containing the name and address of the custodian of the stock ledger or duplicate stock ledger shall be kept at the corporation's principal executive office. The secretary shall give, or cause to be given, notice of all the meetings of the stockholders and of the board of directors required by the bylaws or by law to be given, and shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as are incident to the office of corporate secretary and as may be prescribed by the board of directors or the bylaws.

               Section  10.  Treasurer.    The  treasurer  shall  keep  and
          maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. The books of account shall at all reasonable times be open to inspection by any director. The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and the board of directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation and shall have such other powers and perform such other duties as are incident to the office of corporate treasurer and as may be prescribed by the board of directors or the bylaws.

               Section 11. Compensation. The salaries and other compensation for the principal officers of the corporation shall be fixed, from time to time, by the board of directors. No officer shall be disqualified from receiving a salary or such other compensation by reason of his also being a director of the corporation.

                                      ARTICLE V

                        Indemnification of Corporate Agents;
                           Purchase of Liability Insurance

               Section 1. Indemnification of Agents of the Corporation; Purchase of Liability Insurance.

                       (a) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit or proceeding, if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

                       (b)  The corporation shall indemnify  any person who
               was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including amounts paid in settlement and attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. However, indemnification shall not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all  the circumstances of  the case,  the person  is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

                       (c) To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsection (a) or (b), or in defense of any claim, issue or matter therein, he shall be indemnified by the corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

                       (d)  Any indemnification  under  subsection  (a)  or
               (b), unless ordered by a court or advanced pursuant to subsection (e), shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination shall be made: (i) by the stockholders; (ii) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; (iii) if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or (iv) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

                       (e) The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding shall be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this subsection (e) do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

                       (f) The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article V (i) does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation, the bylaws or any agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to subsection (b) or for the advancement of expenses made pursuant to subsection (e), shall not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and were material to the cause of action and (ii) continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

                       (g) The corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the corporation has the authority to indemnify him against such liability and expenses. The other financial arrangements made by the corporation may include any now or hereafter permitted by applicable law.

                       (h)  In  the   event   that   the   Nevada   General
               Corporation Law shall hereafter permit or authorize indemnification by the corporation of the directors, officers, employees or agents of the corporation for any reason or purpose or in any manner not otherwise provided for in this Article V, then such directors, officers, employees and agents shall be entitled to such indemnification by making written demand therefor upon the corporation, it being the intention of this Article V at all times to provide the most comprehensive indemnification coverage to the corporation's directors, officers, employees and agents as may now or hereafter be permitted by the Nevada General Corporation Law.

                      (i) The foregoing indemnification provisions shall inure to the benefit of all present and future directors, officers, employees and agents of the corporation and all persons now or hereafter serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise and their heirs, executors and administrators, and shall be applicable to all acts or omissions to act of any such persons, whether such acts or omissions to act are alleged to have or actually occurred prior to or subsequent to the adoption of this Article V.

               Section 2. Vested Rights. Neither the amendment nor repeal of this Article V, nor the adoption of any provision of the articles of incorporation or the bylaws or of any statute inconsistent with this Article V, shall adversely affect any right or protection of a director, officer, employee or agent of the corporation existing at the time of such amendment, repeal or adoption of such inconsistent provision.

                                     ARTICLE VI

                            Shares and Share Certificates

               Section 1.  Record Date.

                      (a) The board of directors may fix a time in the future as a record date for the determination of the stockholders entitled to notice of and to vote at any meeting of stockholders or entitled to give consent to corporate action in writing without a meeting, to receive any report, to receive any dividend or distribution or any allotment of rights or to exercise any rights in respect of any other lawful action. The record date so fixed shall be not more than 60 days nor less than 10 days prior to the date of any meeting, nor more than 60 days prior to any other event for the purposes of which it is fixed.

                      (b) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than 30 days from the date set for the original meeting.

                      (c) When a record date is fixed, only stockholders of record on the close of business on that date are entitled to notice of and to vote at any such meeting, to give consent without a meeting, to receive any report, to receive a dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the articles of incorporation, by agreement, by the Nevada General Corporation Law or in Section 4 of this Article VI.

               Section 2. Certificate for Shares. Every holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the chairman of the board or the president or a vice president and by the treasurer or an assistant treasurer or the secretary or an assistant secretary, certifying the number of shares and the class or series of shares owned by the stockholder. Any of the signatures on the certificate may be by facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

               Any certificate for shares shall contain such legend or other statement as may be required by the Nevada General Corporation Law, applicable federal or state securities laws, other applicable law or regulation or any agreement between the corporation and the issuee thereof.

               Certificates for shares may be issued prior to full  payment under such restrictions and for such purposes as the board of directors or the bylaws may provide; provided, however, that any such certificate so issued prior to full payment shall state on the face thereof the amount theretofore paid, the amount remaining unpaid and the terms of payment thereof.

               No new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered and cancelled at the same time; provided, however, that a new certificate shall be issued without the surrender and cancellation of the old certificate if: (i) the old certificate is lost, apparently destroyed or wrongfully taken; (ii) the request for the issuance of the new certificate is made within a reasonable time after the owner of the old certificate has notice of its loss, destruction or theft; (iii) the request for the issuance of a new certificate is made prior to the receipt of notice by the corporation that the old certificate has been acquired by a bona fide purchaser;
          (iv) if required by the corporation, the owner of the old certificate furnishes sufficient indemnity to or provides other adequate security to the corporation; and (v) the owner of the old certificate satisfies any other reasonable requirements imposed by the corporation. In the event of the issuance of a new certificate, the rights and liabilities of the corporation, and of the holders of the old and new certificates, shall be governed by the provisions of the Nevada Uniform Commercial Code.

               When the articles  of incorporation are  amended in any  way affecting the statements contained in the certificates for outstanding shares, or it becomes desirable for any reason, in the discretion of the board of directors, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the board of directors may order any holders of outstanding certificates for shares to surrender and exchange them for new certificates within a reasonable time to be fixed by the board of directors. The order may provide that a holder of any certificates so ordered to be surrendered is not entitled to vote or to receive dividends or exercise any of the other rights of stockholders until the holder has complied with the order, but such order operates to suspend such rights only after notice and until compliance. The duty of surrender of any outstanding certificates may also be enforced by civil action.

               Section 3. Transfer of Shares. Upon surrender to the secretary or transfer agent or registrar of the corporation of a certificate for shares fully endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books, unless under applicable federal or state securities laws or otherwise such transfer would be adverse to the best interests of the corporation or unless the corporation has notice of an adverse claim, which may be an adverse claim of the corporation, to the certificate.

               Section 4. Stockholders of Record. Voting by stockholders shall in all cases be subject to the following provisions:

                      (a) Subject to subsection (h) of this Section 4, shares held by an administrator, executor, guardian, conservator or custodian may be voted by such holder either in person or by proxy, without a transfer of such shares into the holder's name, and shares standing in the name of a trustee may be voted by the trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by such trustee without a transfer of such shares into the trustee's name.

                       (b) Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the receiver's name if authority to do so is contained in the order of the court by which such receiver was appointed.

                       (c) Except where otherwise agreed in writing between the parties, a stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

                       (d) Shares standing in the name of a minor may be voted and the corporation may treat all rights incident thereto as exercisable by the minor, in person or by proxy, whether or not the corporation has notice, actual or constructive, of the nonage, unless a guardian of the minor's property has been appointed and written notice of such appointment given to the corporation.

                       (e) If authorized to vote the shares by the power of attorney by which the attorney-in-fact was appointed, shares held by or under control of an attorney-in-fact may be voted and the corporation may treat all rights incident thereto as exercisable by the attorney-in-fact, in person or by proxy, without transfer of the shares into the name of the attorney-in-fact.

                       (f) Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxyholder as the articles of incorporation or the bylaws of such other corporation may prescribe or, in the absence of such provision, as the board of directors of such other corporation may determine or, in the absence of such determination, by the chairman of the board, president or any vice president of such other corporation, or by any other person authorized to do so by the board of directors, president or any vice president of such other corporation. Shares which are purported to be voted or any proxy purported to be executed in the name of a corporation (whether or not any title of the person signing is indicated) shall be presumed to be voted or the proxy executed in accordance with the provisions of this subsection, unless the contrary is shown.

                       (g) Subject to subsection (h) below, shares of the corporation owned by the corporation or any subsidiary shall not be entitled to vote on any matter and shall not be counted in determining the total number of outstanding shares. Solely for purposes of this subsection and subsection (h) below, a "subsidiary" of the corporation shall mean a corporation, shares of which possessing a majority of the power to vote for the election of directors at the time determination of such voting power is made, are owned directly, or indirectly through one or more subsidiaries, by the corporation.

                       (h) Shares held by the corporation in a fiduciary capacity, and shares of the corporation held in a fiduciary capacity by any subsidiary, shall not be entitled to vote on any matter, except to the extent that the settlor or beneficial owner possesses and exercises a right to vote or to give the corporation binding instructions as to how to vote such shares.

                       (i) If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a stockholder voting agreement or otherwise, or if two or more persons (including proxyholders) have the same fiduciary relationship respecting the same shares, unless the secretary of the corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

                              (i)  If  only  one votes, such act binds all;

                              (ii) If more than one vote, the act of the majority so voting binds all; and

                              (iii) If more  than one vote, but the vote is
                    evenly split on any particular matter, each fraction may vote the securities in question proportionately.

                             If the instrument so filed or the registration
                    of the shares shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this Section shall mean a majority or even split in interest.

                                     ARTICLE VII

                                 Records and Reports

               Section 1. Maintenance of Books and Records. The corporation shall keep adequate and correct books and records of account and shall keep minutes of the proceedings of its stockholders, board of directors and committees of the board of directors and shall keep at its principal executive office, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each stockholder. Such minutes shall be kept in written form. Such other books and records may be kept either in written form or in any other form capable of being converted into written form within a reasonable time. The corporation shall keep at its principal executive office, or if its principal executive office is not in Nevada, then at its principal business office, if any, in Nevada, a copy of the articles of incorporation, as amended to date, certified by the Secretary of State, and the original or a copy of the bylaws, as amended to date, certified by an officer of the corporation.

               Section 2.   Inspection  of  Corporate  Records.       Every
          director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation and its subsidiaries. Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts.

               Section 3.  Annual Reports.

                      (a) So long as the corporation is subject to the Securities Exchange Act of 1934, as amended, the board of directors shall cause an annual report to be sent to the stockholders not later than 120 days after the close of the fiscal year; provided that such report shall be sent to the stockholders at least 10 days prior to the annual meeting of stockholders. Such report shall contain all matters required by the Securities Exchange Act of 1934, as amended and other applicable laws.

                      (b) Any report required by this Section shall be given in the manner and shall be deemed to have been given by the corporation as provided in Section 4 of Article I of the bylaws.

               Section 4.   Annual  Statement  of  Information.         The
          corporation shall file annually with the Secretary of State of the State of Nevada, on the prescribed form, a statement in compliance with Section 78.150 of the Nevada General Corporation Law.


                                    ARTICLE VIII

                                    Miscellaneous

               Section 1.  Checks,  Drafts, Etc.   All  checks,  drafts  or
          other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

               Section 2. Contracts, Etc., How Executed. The board of directors, except as otherwise provided in the bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized by the board of directors, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount. Subject to the provisions of applicable law, any note, mortgage, evidence of indebtedness, contract, share certificate, conveyance or other document or instrument in writing and any assignment or endorsements thereof executed or entered into between the corporation and any other person, when signed by the chairman of the board, the president, any vice president, the chief financial officer, the treasurer or any assistant treasurer of the corporation shall be valid and binding on the corporation in the absence of actual knowledge on the part of the other person that the signing officers had no authority to execute the same.

               Section 3. Representation of Shares of Other Corporations. Any officer of the corporation is authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the corporation. The authority herein granted to such officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by such officers.

               Section 4. Seal. The corporation shall adopt and may, but shall not be required to, use a corporate seal consisting of a circle setting forth on its circumference the name of the corporation and showing the state and date of incorporation.

               Section 5. Fiscal Year. Unless changed by resolution of the board of directors, the fiscal year of the corporation shall end on the last day of December.

               Section 6. Loans. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors, which authority may be general or confined to specific instances.

               Section 7. Deposits. The board of directors shall select banks, trust companies or other depositories in which all funds of the corporation not otherwise employed shall, from time to time, be deposited to the credit of the corporation.

               Section 8. Construction and Definitions. Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the Nevada General Corporation Law shall govern the construction of the bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular and the term "person" includes a corporation or other entity as well as a natural person.

                                     ARTICLE IX

                                     Amendments

               Section 1.  Power  of Stockholders.    New  bylaws   may  be
          adopted  or  the  bylaws  may  be  amended  or  repealed  by  the affirmative vote or written consent of a majority of the outstanding shares entitled to vote, except as otherwise expressly provided by applicable law, the articles of incorporation or elsewhere in the bylaws.

               Section 2. Power of Directors. Subject to the right of the stockholders as provided in Section 1 of this Article IX to adopt, amend or repeal bylaws, bylaws may be adopted, amended or repealed by the board of directors.

                              CERTIFICATE OF SECRETARY


               The undersigned hereby certifies:

               1. That the undersigned is the duly elected and acting secretary of Mirage Resorts, Incorporated, a Nevada corporation; and

               2. That the foregoing Amended and Restated Bylaws, comprising 25 pages, constitute the bylaws of said corporation as duly adopted by action of the board of directors of the corporation duly taken on July 20, 1994.


               IN WITNESS WHEREOF, the undersigned has hereunto subscribed his name and affixed the seal of the corporation this 29th day of July, 1994.



                                        KENNETH R. WYNN
                                        __________________________
                                        KENNETH R. WYNN, Secretary